UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2005

ROYAL CARIBBEAN CRUISES LTD.
_____________________________________________
(Exact Name of Registrant as Specified in Charter)

Republic of Liberia
_______________________________________________
(State or Other Jurisdiction of Incorporation)
1-11884	98-0081645

(Commission File Number)	(IRS Employer Identification No.)
1050 Caribbean Way, Miami, Florida	33132.

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 305-539-6000
Not Applicable
____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events.

On August 1, 2005, Royal Caribbean Cruises Ltd. (“RCCL”) issued a press release entitled “Royal Caribbean Modifies Procedures for Redemption of Liquid Yield Option™ Notes due 2021.”   RCCL previously reported on July 27, 2005 that its Liquid Yield Option Notes  (“LYONs”) due February 2, 2021 would be redeemed on a pro rata basis. The trustee of the LYONs has since notified RCCL that for procedural reasons, the LYONs cannot be redeemed on a pro rata basis and will instead be redeemed on a lottery basis. A copy of the press release is provided in Exhibit 99.1 to this report.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 99.1 – Press release entitled “ Royal Caribbean Modifies Procedures for Redemption of Liquid Yield Option™ Notes due 2021” dated August 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date:	August 2, 2005	By:	/s/ LUIS E. LEON

			Name:	Luis E. Leon
			Title:	Executive Vice President and Chief Financial Officer

Exhibit 99.1

News From
Royal Caribbean Cruises Ltd.

Corporate Communications Office

1050 Caribbean Way, Miami, Florida 33132-2096

Contact: Lynn Martenstein or Dan Mathewes

(305) 539-6570 or (305) 539-6153

For Immediate Release

ROYAL CARIBBEAN MODIFIES PROCEDURES FOR REDEMPTION OF

LIQUID YIELD OPTION ™ NOTES DUE 2021

MIAMI – August 1, 2005 – Royal Caribbean Cruise Ltd. today announced a modification to the procedures for the partial redemption of its Liquid Yield Option Notes (“LYONs”), which were originally announced on July 27, 2005. The modification pertains solely to the method of the partial redemption of the LYONs.

Based on erroneous advice from the trustee of the LYONs, Royal Caribbean previously announced that the LYONS, due February 2, 2021, would be redeemed on a pro rata basis.

The trustee has since notified the company that for procedural reasons the LYONs can not be redeemed on a pro rata basis. Instead, the LYONs will be redeemed on a lottery basis.

Royal Caribbean Cruises Ltd. is a global cruise vacation company that operates Royal Caribbean International and Celebrity Cruises, with a combined total of 29 ships in service and two under construction and one on firm order. The company also offers unique land-tour vacations in Alaska, Canada and Europe through its cruise-tour division. Additional information can be found on www.royalcaribbean.com, www.celebrity.com or www.rclinvestor.com.

# # # # #